Churchill Downs Incorporated Building a Growth-Based Company Annual Shareholders Meeting Bob Evans, President & CEO June 18, 2009 Louisville, Kentucky Exhibit 99.1

In addition to historical facts or statements of current conditions, this presentation contains forward-
looking statements as defined in the Private Securities Litigation Reform Act of 1995.  Forward-
looking statements are statements that include projections, expectations or beliefs about future events or results, or otherwise are not statements of historical fact. The actual performance of the
Company may differ materially from what is projected in such forward-looking statements.
Investors should refer to statements included in reports filed by the Company with the Securities and Exchange Commission for discussion of additional information concerning factors that could cause our actual results of operation to differ materially from the forward-looking statements made in this presentation.
The information being provided today is as of this date only, and Churchill Downs Incorporated expressly disclaims any obligation to release publicly any updates or revisions to these forward-
looking statements to reflect any changes in expectations.
Forward-Looking Statements

The Kentucky Derby:  Expanding The Reach Of Our Most Treasured Asset
First Sports Illustrated cover since
Smarty Jones in 2004.  Before that,
Sunny’s Halo in 1983
TV ratings up 11% in 2009
16.3 million Derby viewers;
Most in 20 years
Undated logo will support year-
round introduction of “Derby
Lifestyle” branded merchandise
New line of licensed, upscale
merchandise
60 min. 60 min. 30 min. 30 min. Access Hollywood @ The Derby Access Hollywood @ The Derby
60 min. 60 min. 60 min. 60 min. 60 min. 60 min. Race Race
3 hours 3 hours 2 hrs. 45 min. 2 hrs. 45 min. 2 hours 2 hours Total Total
30 min. 30 min. 45 min. 45 min. 30 min. 30 min. Pre-Race
30 min. 30 min. 30 min. 30 min. 30 min. 30 min. Red Carpet Red Carpet
2009 2009 2008 2008 2007 2007
Expanded Network Coverage Expanded Network Coverage

Undated logo provides new year-round licensing opportunities
Presenting the Kentucky Oaks as much more than just the “day before the Derby”
Focus on women and their interests
Generated $100,000 charitable contribution to the Komen
Foundation and $30,000 for Kentucky First Lady Jane Beshear’s
“Horses & Hope” breast cancer awareness initiative
Same number of viewers as previously with ESPN, but better
viewer demographics to create future growth in racing:
– Median age dropped from 58.1 to 49.1
– Teens increased from 1% to 10% of audience
– Female viewers increased from 21% to 49% of audience
The Kentucky Oaks:  The Fourth Race in the Triple Crown?

Returns to Churchill
Downs in 2010 for
Record 7
th
Time
First Track Accredited by NTRA Safety Alliance
Arlington’s Terrace Café
A Historical First:  Night Racing at Churchill Downs
The Innovation Leader in Growing Thoroughbred Racing
A New Twist on a Derby Tradition

Technology innovation
leader in Internet wagering
First Internet Protocol TV Network Devoted to Thoroughbred Racing
First High-Definition 16:9 aspect ratio signal sent to simulcast outlets
Twinspires.com Headquarters
Mountain View, CA
5-times 1.2 mil. 0.2 mil. KY Derby Race Replay on YouTube
+21%
+22%
2.2 mil.
16.6 mil.
1.8 mil.
13.6 mil.
KY Derby and KY Oaks Websites
- Unique Visitors
- Pageviews
+39% 46,500 33.500 KentuckyDerbyParty.com Partygoers
% Change % Change 2009 2009 2008 2008
Growth in Online Properties Growth in Online Properties
Using Technology to Grow Thoroughbred Racing

Fair Grounds Slots Opened November 2008 Calder Casino Opens January/February 2010 Growing our Gaming Business

The Rolling Stones at Churchill Downs Growing Our Sports & Entertainment Offerings The Police at Churchill Downs JazzFest Hosted at Fair Grounds

JazzFest Host JazzFest Host
$0 mil. $0 mil.
758 758
238,499 238,499
$174 mil. $174 mil.
1.2% 1.2%
Arlington Arlington
Calder Calder
Churchill Churchill
Ellis Ellis
Fair Grounds Fair Grounds
Hollywood Hollywood
Hoosier Hoosier
2004 2004
JazzFest Host JazzFest Host
$234 mil. $234 mil.
1,340 1,340
257,816 257,816
$196 mil. $196 mil.
1.4% 1.4%
Arlington Arlington
Calder Calder
Churchill Churchill
Fair Grounds Fair Grounds
2008 2008
JazzFest Host JazzFest Host JazzFest Host JazzFest Host
The Police at The Police at
Churchill Churchill
JazzFest Host JazzFest Host
The Rolling The Rolling
Stones at Stones at
Churchill Churchill
JazzFest Host JazzFest Host Sports & Entertainment Sports & Entertainment
Up 26% thru Up 26% thru
May 2009 May 2009
$87 mil. $87 mil.
(Approx. 6 months) (Approx. 6 months)
$0 mil. $0 mil. $0 mil. $0 mil.
Online Online
– –
Twinspires.com Handle Twinspires.com Handle
2,798 2,798
(Effective With Early (Effective With Early
2010 Calder Opening) 2010 Calder Opening)
863 863 701 701 404 404
(Hurricane Katrina (Hurricane Katrina
Effect) Effect)
Gaming Gaming
– –
Number of Video Poker Number of Video Poker
and Slot Machines and Slot Machines
258,430 258,430
$186 mil. $186 mil.
1.5%
(est.)
256,710 256,710
$202 mil. $202 mil.
1.4% 1.4%
265,601 265,601
$208 mil. $208 mil.
1.4% 1.4%
266,678 266,678
$187 mil. $187 mil.
1.3% 1.3%
Oaks & Derby Oaks & Derby
– –
Attendance Attendance
– –
Handle Handle
– –
% of Industry Handle % of Industry Handle
Arlington Arlington
Calder Calder
Churchill Churchill
Fair Grounds Fair Grounds
Arlington Arlington
Calder Calder
Churchill Churchill
Fair Grounds Fair Grounds
Arlington Arlington
Calder Calder
Churchill Churchill
Fair Grounds Fair Grounds
Hoosier Hoosier
Arlington Arlington
Calder Calder
Churchill Churchill
Ellis Ellis
Fair Grounds Fair Grounds
Hoosier Hoosier
Race Tracks Race Tracks
(At End of Year) (At End of Year)
2009 2009 2007 2007 2006 2006 2005 2005
A Changing Company

Racing
– Purse Contributions
– New Racing Customers
– Profit Growth
– Content
– Brands
– Customers
– Purse Contributions
– New Racing Customers
– Profit Growth
– Gaming Licenses
– Brands
– Physical Assets
– Brands
– Operations Staff
– Venues
– Fixed Asset Utilization
– New Racing Customers
– Profit Growth
Gaming
Sports &
Entertainment
Online
Racing Remains Our Core Business

Growth Drivers:  2009 and 2010
–
To Be Announced
–
Group formed under Steve Sexton’s
leadership
Sports & Sports &
Entertainment Entertainment
–
Further channel switching to ADW
expected
–
Opportunity may exist to expand into
Internet gaming beyond pari-mutuel
wagering
–
Full content availability
–
Industry ADW handle growing 13%
–
Twinspires.com gaining share in
ADW market with innovation,
convenience, lower cost-to-play and
BRIS data
Online Online
ADW:  Advance ADW:  Advance
Deposit Wagering Deposit Wagering
–
Calder slot facility opens in early 2010
–
First full year of Fair Ground slots Gaming Gaming
–
Handle recovery depends on
employment growth, economic recovery
and racing customer growth
–
Fair Grounds and Calder purses should
improve with slots at those tracks
–
Churchill and Arlington will struggle
without slots
–
Industry handle off 9% so far after 7%
decline in 2008
–
We’re doing better than the industry,
but that’s a small victory
–
Tracks without slot-supported purses
struggling to attract horses to fill races
–
Tracks distributed on TVG and
YouBet
Racing Racing
2010 2010 2009 2009

Building the Foundation for Growth
People
The best team in racing
Building new competencies:
– Gaming (at Fair Grounds, Calder and in
Louisville)
– Online (in Mountain View, CA, and in
Lexington)
– Sports & Entertainment (in Louisville)
Racing
Gaming
Sports &
Entertainment
Online
Reality-Based Strategy
Careful Management of Costs Strong Balance Sheet
– Currently no debt
– Backstopped by valuable real
estate assets

th
Annual Performance Rank:  Annual Share Price Increase Annual Performance Rank:  Annual Share Price Increase
87 87 126 126 153 153 136 136 125 125 117 117 S&P 500 S&P 500
100 100 121 121 139 139 112 112 111 111 107 107 CHDN CHDN
101 101 145 145 178 178 163 163 142 142 128 128 Russell 2000 Russell 2000
Cumulative Performance Rank:  2003 Index = 100 Cumulative Performance Rank:  2003 Index = 100
S&P 500
-30.8%
Russell 2000
-18.5%
Russell 2000 Russell 2000
+9.4% +9.4%
CDI CDI
+1.3% +1.3%
CDI CDI
+4.1 +4.1
CDI CDI
+6.5% +6.5%
Bottom Bottom
Russell 2000
-30.4%
S&P 500
-17.4%
S&P 500 S&P 500
+12.7% +12.7%
S&P 500 S&P 500
+8.6% +8.6%
S&P 500 S&P 500
+6.8% +6.8%
S&P 500 S&P 500
+17.1% +17.1%
Middle Middle
CDI
-17.2%
CDI
-12.7%
CDI CDI
+23.9% +23.9%
Russell 2000 Russell 2000
+14.7% +14.7%
Russell 2000 Russell 2000
+10.5% +10.5%
Russell 2000 Russell 2000
+28.3% +28.3%
Top Top
2009 2009
(Thru June 12th) (Thru June 12th)
2008 2008 2007 2007 2006 2006 2005 2005 2004 2004
S&P 500 Index - 500 large-cap U.S. companies (Symbol:  ^GSPC).
Median market cap:  $13.1 billion
Russell 2000 Index - 2,000 small-cap U.S. companies (Symbol:
^RUT).  Includes Churchill Downs Inc.  Median market cap:  $325 million
CDI – Churchill Downs Inc. Common Stock as traded on NASDAQ
Chart utilizes average daily adjusted closing prices for each year from 2003 through June 12, 2009; Excludes dividends.  Source:
Yahoo! Finance
Generating Competitive Returns For Our Investors
(Symbol: CHDN). Market cap as of June 12 , 2009: $524 million

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